SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2012

COLUMBUS MCKINNON CORPORATION
 (Exact name of registrant as specified in its charter)

NEW YORK
 (State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK	14228-1197
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 16, 2012 the Board of Directors of Columbus McKinnon Corporation (the “Company”) authorized management to amend the non-qualified deferred compensation plan, effective January 1, 2013, providing defined contribution benefits for compensation in excess of the amounts specified in IRS code 401 (a) (17).  As of the date of adoption, this includes the following named executive officers who are eligible to participate in the amended non-qualified deferred compensation plan: Timothy Tevens, Gene Buer, Charles Giesige, Alan Korman, Gregory Rustowicz, and Richard Steinberg.   Under the terms of the Plan, the Company will provide contributions consistent with the benefits provided in our qualified defined contribution Plan on eligible earnings in excess of the IRS compensation limit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated:  July 19, 2012